REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 3, 2024, by and among Brookdale Senior Living Inc., a Delaware corporation (the “Company”), and each of the Investors from time to time signatory hereto.

WHEREAS:

A. In accordance with (i) the Exchange and Subscription Agreement, dated as of September 30, 2024, by and between the Company and Deerfield Partners, L.P. (“Deerfield Partners”) and (ii) each Exchange Agreement, dated as of September 30, 2024, by and among the Company and the investors party thereto (such investors, together with Deerfield Partners, being referred to as the “Initial Investors”) (each of the agreements described in clauses (i) and (ii), as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, collectively, the “Exchange Agreements” and each an “Exchange Agreement”), the Initial Investors are on the date hereof acquiring $369,445,000 aggregate principal amount of the Company’s 3.50% Convertible Senior Notes due 2029 (the “Notes”). The Notes are being issued pursuant to the Indenture (as defined below).

B. To induce each Initial Investor to execute and deliver the Exchange Agreement to which such Initial Investor is a party and consummate the transactions contemplated thereby, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Initial Investor hereby agree as follows:

1.DEFINITIONS.
a. As used in this Agreement, the following terms shall have the following meanings (all capitalized terms used and not otherwise defined herein having the respective meanings set forth in the Exchange Agreements):
(i)“Additional Filing Deadline” means, with respect to any Registration Statements that may be required pursuant to Section 2(a)(ii), (A) the thirtieth (30th) day following the first date on which such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required to be filed because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion in a previously filed Registration Statement, or (B) if such additional Registration Statement is required for a reason other than as described in (A) above, the thirtieth (30th) day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required.

(ii)“Additional Registration Deadline” means, with respect to any additional Registration Statement(s) required to be filed pursuant to Section 2(a)(ii), the thirtieth (30th) day following the applicable Additional Filing Deadline.
(iii) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, or is controlled by, or is under common control with, such Person.
(iv)“Closing Date” means October 3, 2024.
(v) “Deerfield Holders” means Deerfield Partners together with any investment funds and/or managed accounts that are managed on a discretionary basis by the same investment manager as Deerfield Partners that holds Registrable Securities.
(vi)“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder, and any successor statute.
(vii)“FINRA” means the Financial Industry Regulatory Authority Inc. (or successor thereto).
(viii)“Filing Deadline” for the Registration Statement required pursuant to Section 2(a)(i), shall mean that date that is fifteen (15) Business Days following the date of this Agreement (the “Initial Filing Deadline”), and for each Registration Statement required pursuant to Section 2(a)(ii), shall mean the Additional Filing Deadline.
(ix) “Indenture” means the Indenture, dated as of the date hereof, among the Company, as issuer, and Equiniti Trust Company, LLC, as trustee (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms), pursuant to which the Company is issuing the Notes.
(x)“Investor” means any Initial Investor and any transferee or assignee who agrees in writing to become bound by the provisions of this Agreement in accordance with Section 10 hereof.
(xi)“Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.
(xii)“Prospectus” means (A) any prospectus (preliminary or final) included in any Registration Statement, as may be amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus, and (B) any “free writing prospectus” as defined in Rule 405 under the Securities Act relating to any offering of Registrable Securities pursuant to a Registration Statement.
(xiii)“Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement(s) in compliance with the Securities Act and pursuant to Rule 415, and such Registration Statement becoming effective under the Securities Act (whether automatically or by being declared effective by the United States Securities and Exchange Commission (the “SEC”)).
(xiv)“Registrable Securities” means (A) any shares of Common Stock issued or issuable upon conversion of or otherwise pursuant to or in respect of, any Notes acquired by any of the Investors pursuant to the Exchange Agreement (disregarding for such purpose any condition to the exercise of conversion rights under the Indenture, and without giving effect to the Conversion Share Cap (as defined in the Indenture) or any other limitation on conversion thereof, and assuming for such purpose that all conversions of the Notes will be settled by Physical Settlement (as defined in the Indenture)), and (B) any shares of Common Stock issued or issuable upon any stock split, dividend, distribution, recapitalization, reorganization, reclassification or similar event with respect to any of the foregoing; provided that any securities that would otherwise qualify as Registrable Securities but (x) have been sold pursuant to a Registration Statement or pursuant to Rule 144 or (y) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) and without compliance with any “current public information” requirement, pursuant to Rule 144 under the Securities Act and do not bear any restrictive legend (and are not subject to any stop transfer or similar instruction) pertaining to restrictions on transfer under the Securities Act, shall cease to be a “Registrable Security”.
(xv)“Registration Deadline” shall mean, for purposes of any Registration Statement required pursuant to Section 2(a)(i), the date that is the earlier of (A) five (5) Business Days after (x) the SEC advises the Company that it does not have any further comments on the Registration Statement (or the date that all such comments are otherwise cleared or resolved) or (y) the SEC notifies the Company that such Registration Statement will not be subject to review by the SEC, and (B) sixty (60) days after the applicable Filing Deadline, and with respect to any Registration Statement required pursuant to Section 2(a)(ii), the Additional Registration Deadline. Notwithstanding the foregoing, if the Company is a WKSI (as defined in Section 3(a)) at the time the Company is required hereunder to file a Registration Statement (or amended Registration Statement) hereunder, the Registration Deadline shall mean, for purposes of such Registration Statement (or amended Registration Statement), the Filing Deadline for such Registration Statement.
(xvi)“Registration Statement(s)” means any registration statement(s) of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including any prospectus included therein and all amendments and supplements to such Registration Statement(s), including post-effective amendments, and all exhibits to, and all material incorporated by reference in, such Registration Statement(s).
(xvii) “Required Investors” means, as of any date of determination, holders of a majority in interest of then-outstanding Registrable Securities, provided that for so long as the Deerfield Holders hold at least 25% of the Registrable Securities held by the Deerfield Holders as of the date hereof, the “Required Investors” must include the Deerfield Holders.

(xviii)“Rule 415” means Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous basis.
(xix)“Stock Event” means a stock split, stock combination, reclassification, payment of stock dividend, recapitalization or other similar transaction of such character that the outstanding shares of Common Stock shall be changed into or become exchangeable for a larger or small number of shares of Common Stock.
2.REGISTRATION.
a. MANDATORY REGISTRATION. (i) Following the date of this Agreement, the Company shall prepare, and, on or prior to the applicable Filing Deadline, file with the SEC a Registration Statement (the “Mandatory Registration Statement”) on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a Registration of all of the Registrable Securities, subject to the consent of the Required Investors, which consent shall not be unreasonably withheld), or file one or more prospectus supplements to an effective Shelf Registration Statement of the Company, covering the resale of all of the Registrable Securities, which Registration Statement (or prospectus supplement), to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement (or prospectus supplement) also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion (as applicable) of or otherwise pursuant to or in respect of the Notes to prevent dilution resulting from stock splits, stock dividends, stock issuances or similar transactions. The number of shares of Common Stock initially included in such Registration Statement (or prospectus supplement) shall be no less than 54,968,244, subject to adjustment for any Stock Event occurring prior to the effective date of such Registration Statement.
(i)If for any reason, despite the Company’s use of its reasonable best efforts to include all of the Registrable Securities requested or required to be included in any Registration Statement (or prospectus supplement) filed pursuant to Section 2(a)(i) (and subject to Section 3(j) below), the SEC does not permit all such Registrable Securities to be included in such Registration Statement, or for any other reason any such Registrable Securities are not then included in a Registration Statement (or prospectus supplement), then the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an additional Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a Registration of the Registrable Securities) covering the resale of all Registrable Securities requested or required to be included in such Registration Statement filed pursuant to Section 2(a)(i) and not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.
(ii)Subject to any SEC comments, any Registration Statement pursuant to this Section 2(a) shall include a “plan of distribution” in substantially the form attached hereto as Exhibit A. If requested by the holders of a majority-in-interest of the Registrable Securities to be included in such Registration Statement, the Company shall incorporate in the "plan of distribution" such information as such holders may reasonably request to have included therein. No Investor shall be named as an “underwriter” in the Registration Statement without the Investor’s prior written consent. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Required Investors and Legal Counsel (as defined below) prior to its filing or other submission.
3.OBLIGATIONS OF THE COMPANY. In connection with any Registration of the Registrable Securities hereunder, the Company shall have the following obligations:
a. The Company shall prepare and file with the SEC no later than the applicable Filing Deadline, such Registration Statements (or prospectus supplement) with respect to the Registrable Securities as provided in Section 2(a), and thereafter use its reasonable best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event shall use its reasonable best efforts to cause each such Registration Statement relating to Registrable Securities to become effective no later than the applicable Registration Deadline, and shall use its reasonable best efforts to keep the Registration Statement current and effective pursuant to Rule 415 at all times after its effective date until such date as is the earlier of (i) the date on which all of the Registrable Securities included in such Registration Statement have been sold pursuant to such Registration Statement or pursuant to Rule 144, (ii) the date upon which there are no Notes or Registrable Securities held by Investors and (iii) the first date following the first anniversary of the Closing Date on which all of the Registrable Securities included in such Registration Statement (in the opinion of counsel to the Investors) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof), and without compliance with any “current public information” requirement, pursuant to Rule 144 under the Securities Act (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein or related thereto), except for information provided in writing by an Investor pursuant to Section 4(a), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. In the event that Form S-3 is not available for the registration of the resale of any Registrable Securities hereunder (but, for the avoidance of doubt, without in any way affecting the Company’s obligation to Register the resale of the Registrable Securities on such other form as is available, as provided in Section 2(a)), (A) the Company shall undertake to file, within twenty (20) days of such time as such form is available for such Registration, a post-effective amendment to the Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering such Registrable Securities on Form S-3; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the SEC, and (B) the Company shall provide that any Registration Statement on Form S-3 filed hereunder shall incorporate documents by reference (including by way of forward incorporation by reference) to the maximum extent possible. Notwithstanding anything to the contrary contained herein, to the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at a time when it is required to file a Registration Statement pursuant to this Agreement, the Company shall file such Registration Statement as an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) on Form S-3 (an

“Automatic Registration Statement”) in accordance with the requirements of the Securities Act that covers the Registrable Securities. The Company represents and warrants that, as of the date of this Agreement, the Company is a WKSI and is eligible to use Form S-3.
b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection with each Registration Statement as may be necessary to keep each Registration Statement current and effective at all times during the Registration Period, and, during the Registration Period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by each Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. Without limiting the foregoing, if at any time following the filing of a Registration Statement at which the Company is required to re-evaluate its Form S-3 eligibility or WKSI status for purposes of such Registration Statement the Company determines that it is not eligible to register the Registrable Securities on Form S-3 or is not a WKSI, the Company shall use its reasonable best efforts to (i) as promptly as practicable, (A) if the Registration Statement is an Automatic Registration Statement, post-effectively amend the Registration Statement to a Registration Statement that is not automatically effective, or file a new Registration Statement on Form S-3, covering all of the Registrable Securities, or (B) if the Company is not eligible at such time to file a Registration Statement on Form S-3, post-effectively amend the Registration Statement to a Registration Statement on Form S-1, or file a new Registration Statement on Form S-1, covering all of the Registrable Securities; (ii) have such post-effective amendment or Registration Statement declared effective by the SEC; and (iii) keep such Registration Statement effective during the Registration Period. In addition, prior to the expiration of an Automatic Shelf Registration, the Company shall file a new Registration Statement (which shall be on Form S-3 and shall be an Automatic Registration Statement, in each case to the extent the Company is eligible to do so) covering the Registrable Securities. In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, including all of the Registrable Securities issued or issuable upon conversion of, or otherwise pursuant to or in respect of, the Notes (disregarding for such purpose any condition to the exercise of conversion rights under the Indenture, and without giving effect to the Conversion Share Cap or any other limitation on conversion of the Notes, and assuming for such purpose that all conversions of the Notes will be settled by Physical Settlement), the Company shall amend the Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (disregarding for such purpose any condition to the exercise of conversion rights under the Indenture, and without giving effect to the Conversion Share Cap or any other limitation on conversion of the Notes, and assuming for such purpose that all conversions of the Notes will be settled by Physical Settlement), as of the Registration Trigger Date as soon as practicable, but in any event within twenty (20) days after the Registration Trigger Date. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event the Company shall cause such amendment and/or new Registration Statement to become effective within sixty (60) days of the Registration Trigger Date or as promptly as practicable in the event the Company is required to increase its authorized shares. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the New York Stock Exchange or, if not the New York Stock Exchange, the principal securities exchange or other securities market on which the Common Stock is then being traded.
c. Upon request, the Company shall furnish to each Investor and Legal Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary Prospectus and Prospectus and each amendment or supplement thereto, and, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought or intends to seek confidential treatment or which contains or reflects any material non-public information with respect to the Company or its securities), and (ii) such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as an Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor; provided that the Company may provide any such copies in electronic form only. The Company will promptly notify each of the Investors by electronic mail of the effectiveness of each Registration Statement or any post-effective amendment thereto. The Company will promptly respond to any and all comments received from the SEC with respect to any Registration Statement filed pursuant to this Agreement, with a view towards causing each Registration Statement or any amendment thereto to become effective (to the extent required, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the SEC) as soon as practicable, and, as soon as practicable, but in no event later than two (2) Business Days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, shall file a request for acceleration of effectiveness of such Registration Statement (to the extent required for such Registration Statement or amendment to become effective, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the SEC) to a time and date not later than two (2) Business Days after the submission of such request. No later than the first Business Day after the Registration Statement becomes effective, the Company shall file with the SEC the final Prospectus included in the Registration Statement pursuant to Rule 424 (or successor thereto) under the Securities Act.
d. The Company shall use its reasonable best efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Required Investors shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof during the Registration Period, and (iii) take such other actions as may be reasonably necessary to consummate the disposition of such Registrable Securities during the

Registrable Period; except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction, except where the Company is then already required to be so qualified, already subject to taxation or required to consent to general service of process.
e. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor that holds Registrable Securities of the happening of any event, of which the Company has knowledge, as a result of which the Prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to Section 3(k), shall use its reasonable best efforts to promptly prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.
f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement and, if such an order is issued, to obtain the withdrawal of such order as promptly as reasonably practicable and to notify each Investor that holds Registrable Securities (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof, in each case as promptly as reasonably practicable.
g. The Company shall permit one outside legal counsel designated by the Required Investors (which shall be Katten Muchin Rosenman LLP (Attn: Mark D. Wood) or such other counsel as shall have been designated by the Required Investors) (“Legal Counsel”) to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof but excluding the Company’s filings under the Exchange Act), a reasonable period of time prior to their filing with the SEC (not less than two (2) Business Days prior to such filing) and not file any documents in a form to which Legal Counsel reasonably objects.
h. So long as any Registrable Securities are held by Investors, the Company shall use its reasonable best efforts to cause all the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed.
i. The Company shall cooperate with each Investor that holds Registrable Securities being offered to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as such Investor may reasonably request. Without limiting the foregoing, in connection with any sale of Registrable Securities, the Company shall deliver, and if required by the transfer agent, shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Investor) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue or transfer (as applicable) the Registrable Securities free of restrictive legends. If required by the FINRA Corporate Financing Department, the Company shall cooperate with the Investors in connection with any filings required to be made with FINRA.
j. If at any time the SEC advises the Company in writing that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” No such written submission shall be made to the SEC to which any Investor’s counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 3(j), the SEC refuses to alter its position, the Company shall remove from the Registration Statement such portion of the Registrable Securities as the SEC requires in writing be removed therefrom. Any such cut-back imposed by the SEC as contemplated by this Section 3(j) shall be imposed on a pro rata basis (based upon the Registrable Securities held by each of the Investors), except to the extent otherwise required by the SEC.
k. At any time after the effective date of the applicable Registration Statement, the Company may suspend the use of any prospectus forming a part of such Registration Statement if the Company determines that it would otherwise be required to disclose material non-public information concerning the Company, the disclosure of which (i) is not otherwise required and which the Company has a bona fide business purpose for preserving in confidence and (ii) at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interests of the Company (the period of such suspension, a “Grace Period”); provided, that the Company shall (A) promptly notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to any Investor unless otherwise requested in writing by such Investor) and the date on which the Grace Period will begin, and (B) as soon as such date may be determined, promptly notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that (x) no Grace Period shall exceed thirty (30) consecutive days, (y) during any three hundred sixty-five (365) day period, such Grace Periods shall not exceed an aggregate of sixty (60) days, and (z) the first day of any Grace Period must be at least five (5) days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 3(k) being referred to as an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.
l. At all times during the Registration Period, (i) the Common Stock shall be eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system; and (ii) the Company shall use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC, and, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, the Company shall use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.
4.OBLIGATIONS OF THE INVESTORS. In connection with the Registration of the Registrable Securities, each Investor shall have the following obligations:
a. It shall be a condition precedent to the obligations of the Company to complete the Registration pursuant to this Agreement with respect to the Registrable Securities of an Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the Registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor. Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.
b. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.
5.EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with Registrations, filings or qualifications pursuant to Section 2, including all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company. The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in the aggregate amount of up to $25,000 per Registration in connection with Registrations pursuant to Section 2 or 3 of this Agreement.
6.INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:
a. The Company will indemnify, hold harmless and defend (i) each Investor and (ii) the directors, officers, partners, managers, members, employees and agents of each Investor, and each Person who controls any Investor within the meaning of the Securities Act or the Exchange Act, if any, (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact in any Registration Statement, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; or (B) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading (the matters in the foregoing clauses (A) through (B) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not apply to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of such Registration Statement or related Prospectus or any such amendment thereof or supplement thereto, or to any amounts paid in settlement of any Claim effected without the prior written consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any of the Investors pursuant to Section 9.
b. Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 6, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel for such Indemnified Person, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel (plus one local counsel in each applicable jurisdiction) for the Indemnified Persons, and such legal counsel shall be selected by the Required Investors. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 6, except to the extent that the Company is actually prejudiced by such failure in its ability to defend such action, and shall not relieve the Company of any liability to the Indemnified Person otherwise than pursuant to this Section 6. The Company shall not, without the prior written consent of the Indemnified

Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault, culpability or failure to act on the part of any Indemnified Person. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as any expense, loss, damage or liability is incurred.
c. Each Investor, severally and not jointly, will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees and agents of the Company, if any (including the Company, each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, which occurs due to the inclusion by the Company in a Registration Statement or Prospectus, or any amendment or supplement thereto, of false or misleading information about such Investor, where such information was furnished in writing to the Company by or on behalf of such Investor expressly for the purpose of inclusion in such Registration Statement or Prospectus. Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 6(c) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Required Investors, which consent shall not be unreasonably withheld, conditioned or delayed; and provided, further, however, that an Investor shall be liable under this Section 6(c) for only that amount of a Claim as does not exceed the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.
d. Promptly after receipt by the Company Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against any Investor under this Section 6, deliver to such Investor a written notice of the commencement thereof, and such Investor shall have the right to participate in, and, to the extent such Investor so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Investor and such Company Indemnified Person; provided, however, that the Company Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Investor, if, in the reasonable opinion of counsel of such Company Indemnified Person, the representation by such counsel of such Company Indemnified Person and the Investor would be inappropriate due to actual or potential differing interests between such Company Indemnified Person and any other party represented by such counsel in such proceeding. The investor shall pay for only one separate legal counsel (plus one local counsel in each applicable jurisdiction) for such Company Indemnified Person, and such legal counsel shall be selected by the such Company Indemnified Person. The failure to deliver written notice to the Investor within a reasonable time of the commencement of any such action shall not relieve the Investor of any liability to such Company Indemnified Person under this Section 6, except to the extent that the Investor is actually prejudiced by such failure in its ability to defend such action, and shall not relieve the Investor of any liability to the Company Indemnified Person otherwise than pursuant to this Section 6. The Investor shall not, without the prior written consent of such Company Indemnified Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not such Company Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault, culpability or failure to act on the part of the Company Indemnified Person. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as any expense, loss, damage or liability is incurred.
7.CONTRIBUTION. If for any reason the indemnification provided for in Section 6(a) or 6(c) (as applicable) is unavailable to an Indemnified Person or Company Indemnified Person (as applicable) or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Person or Company Indemnified Person (as applicable) as a result of the Claim in such proportion as is appropriate to reflect the relative fault of the Indemnified Person or Company Indemnified Person (as applicable) and the indemnifying party (provided that the relative fault of any Company Indemnified Person shall be deemed to include the fault of all other Company Indemnified Persons), as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of an Investor be greater in amount than the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities giving rise to such contribution obligation pursuant to the applicable Registration Statement (net of the aggregate amount of any damages or other amounts such Investor has otherwise been required to pay (pursuant to Section 6(c) or otherwise) by reason of such Investor’s untrue or alleged untrue statement or omission or alleged omission).
8.REPORTS UNDER THE 1934 ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:
a. make and keep public information available, as those terms are understood and defined in Rule 144;
b. file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. so long as any of the Investors owns Registrable Securities, as soon as reasonably practicable upon request, furnish to such Investor a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144.
9.ASSIGNMENT OF REGISTRATION RIGHTS. No Investor may assign or delegate such Investor’s rights, duties or obligations under this Agreement, in whole or in part, without the prior written consent of the Company, which consent shall not be required in the case of an assignment of rights hereunder by an Investor to any Affiliate of such Investor to which such Investor has transferred any Notes or Registrable Securities. The Company shall not assign this Agreement or any rights or obligations hereunder, except (A) to a Successor Company (within the meanings of the Indenture) that has assumed the Company’s obligations under the Indenture and (B) after obtaining the prior written consent of the Required Investors.
10.AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each of the Investors and the Company.
11.MISCELLANEOUS.
a. A Person is deemed to hold, and be a holder of, shares of Common Stock or other Registrable Securities whenever such Person owns of record or beneficially through a “street name” holder such shares of Common Stock or other Registrable Securities (or the Notes upon conversion of which such Registrable Securities are directly or indirectly issuable, disregarding for such purpose any condition to the exercise of conversion rights under the Indenture, and without giving effect to the Conversion Share Cap or any other limitation on conversion of the Notes, and assuming for such purpose that all conversions of the Notes will be settled by Physical Settlement), and solely for purposes hereof, Registrable Securities shall be deemed outstanding to the extent they are directly or indirectly issuable upon conversion of the Notes, disregarding for such purpose any condition to the exercise of conversion rights under the Indenture, and without giving effect to the Conversion Share Cap or any other limitation on conversion of the Notes, and assuming for such purpose that all conversions of the Notes will be settled by Physical Settlement. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or the Notes).
b. Any notices required or permitted to be given under the terms hereof shall be delivered personally or by courier (including a recognized overnight delivery service) or by electronic mail and shall be effective upon receipt, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Brookdale Senior Living Inc.
105 Westwood Place, Suite 400
Brentwood, TN 37027
Attention: General Counsel
Email: CWhite@brookdale.com

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention: Michael Schwartz
Email: Michael.schwartz@skadden.com

If to an Investor, to the address set forth in such Investor’s signature page to this Agreement and, in each case, with a copy to:
    Katten Muchin Rosenman LLP
    525 W. Monroe Street
    Chicago, Illinois 60661
    Attention: Mark D. Wood and Jonathan D. Weiner
    Email: mark.wood@katten.com and jonathan.weiner@katten.com

The Company shall provide notice to each Investor, and each Investor shall provide notice to the Company, of any change in such party’s address.
c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
d. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would result in the application of the substantive laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (and, in each case, the applicable state and federal appeals courts sitting in the City of New York or, if not available or applicable, the State of New York). Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury.
e. This Agreement, the Notes, the Exchange Agreement, the Indenture and the other Transaction Documents (as defined in the Exchange Agreement) (collectively, the “Transaction Documents”), constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. This Agreement and the other Transaction Documents (including all schedules and exhibits hereto and thereto) supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto, and the provisions of Sections 6 and 7 hereof shall inure to the benefit of, and be enforceable by, each Indemnified Person and Company Indemnified Person (as applicable).
g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
h. This Agreement and any amendments hereto may be executed and delivered in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission, by e-mail delivery of a “.pdf” format data file or by other electronic means, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic signature page were an original thereof. No party hereto shall raise the use of a facsimile machine, e-mail delivery of a “.pdf” format data file or other electronic means to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine, e-mail delivery of a “.pdf” format data file or other electronic means as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.
i. The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the Investors may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
j. Each party recognizes and acknowledges that any breach of covenants or other commitments contained in this Agreement may cause the other party to sustain injury or irreparable harm for which it would not have an adequate remedy at law for monetary damages. Therefore, each party agrees that in the event of any such breach, the other party shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.
k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.
l. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.
m. There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing signed by the Company and the Required Investors, and any amendment or modification so adopted shall be binding upon all of the Investors.
n. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement (or any other Transaction Document) is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein (or in any Transaction Document), and no action taken by any Investor pursuant hereto (or thereto), shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein (or therein).
o. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement unless the context requires otherwise. The words “date hereof’ when used in this Agreement shall refer to the date of this Agreement. The terms “or,” “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to, and all payments hereunder shall be made in, the lawful money of the United States. References to a Person are also to its successors and permitted assigns. When calculating the period of time between which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded (and, unless otherwise required by law, if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day).
[Remainder of page left intentionally blank]
[Signature page follows]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: BROOKDALE SENIOR LIVING INC. By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

EXHIBIT A

Plan of Distribution
The Selling Stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a Selling Stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The Selling Stockholders may use any one or more of the following methods when disposing of shares or interests therein:
•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•privately negotiated transactions;
•short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;
•through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;
•a combination of any such methods of sale; and
•any other method permitted by applicable law.
The Selling Stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus. The Selling Stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
In connection with the sale of our common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The selling stockholders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of our common stock or interests therein. These brokers, dealers or underwriters may act as principals, or as an agent of a selling stockholder. Broker-dealers may agree with a selling stockholder to sell a specified number of the Shares at a stipulated price per share. If the broker-dealer is unable to sell the shares acting as agent for a selling stockholder, it may purchase as principal any unsold shares at the stipulated price. Broker-dealers who acquire the shares as principals may thereafter resell the shares from time to time in transactions in any stock exchange, market or trading facility on which the shares are then listed or traded, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above.
The aggregate proceeds to the Selling Stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the Selling Stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.
The Selling Stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.
Any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.
To the extent required, the shares of our common stock to be sold, the names of the Selling Stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.
In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.
We have advised the Selling Stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the Selling Stockholders and their Affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the Selling Stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The Selling Stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
We have agreed to indemnify the Selling Stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
We have agreed with the Selling Stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part effective and to remain continuously effective until the earlier of (1) the date on which all of the shares included in the registration statement have been sold pursuant to such registration statement or pursuant to Rule 144 of the Securities Act, (2) the date upon which there are no shares held by investors or (3) the date on which all of the shares included in such registration statement may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof), and without compliance with any current public information requirement pursuant to Rule 144 of the Securities Act.